                                                                  Exhibit (g)(4)


             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK
                              PILGRIM MUTUAL FUNDS
                                   APPENDIX A


COUNTRY               SUBCUSTODIAN                                                            DEPOSITORIES
-------               ------------                                                            ------------
ARGENTINA             BANKBOSTON NA, BUENOS AIRES                                             CVSA
                      The First National Bank of Boston Agreement 1/5/88                      CRYL
                      Omnibus Amendment 2/22/94
                      Amendment 7/29/96

AUSTRALIA             NATIONAL AUSTRALIA BANK LTD. (NAB)                                      Austraclear
                      National Australia Bank Agt. 5/1/85                                     CHESS
                      Agreement Amendment 2/13/92                                             RBA
                      Omnibus Amendment 11/22/93

AUSTRIA               BANK AUSTRIA AG                                                         OeKB
                      Creditanstalt Bankverein Agreement 12/18/89
                      Omnibus Amendment 1/17/94

BAHRAIN               HSBC BANK MIDDLE EAST, BAHRAIN FOR HONGKONG & SHANGHAI                  None
                      BANKING CORP. LTD. (HSBC)
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96
                      BBME Supplement 5/14/96
                      Side Letter Agreement dated 7/28/97

BANGLADESH            STANDARD CHARTERED BANK (SCB), DHAKA                                    None
                      Standard Chartered Bank Agreement 2/18/92
                      Omnibus Amendment 6/13/94
                      Appendix 4/8/96

BELGIUM               BANK BRUSSELS LAMBERT (BBL)                                             CIK
                      Banque Bruxelles Lambert Agt. 11/15/90                                  NBB
                      Omnibus Amendment 3/1/94

BERMUDA               BANK OF N.T. BUTTERFIELD & SON LTD                                      None
                      The Bank of N.T. Butterfield & Son Ltd. Agreement 5/27/97

BOLIVIA               CITIBANK NA, LA PAZ                                                     None
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank N.A. Appointment Letter 4/13/98
                     ***Requires additional documentation prior to investment.***

COUNTRY              SUBCUSTODIAN                                                                 DEPOSITORIES
-------              ------------                                                                 ------------
BOTSWANA             STANBIC BANK BOTSWANA LTD FOR STANDARD BANK OF SOUTH AFRICA                  None
                     (SBSA)
                     Standard Bank of South Africa Agreement 3/11/94
                     Subsidiary Amendment 9/29/97

BRAZIL               BANKBOSTON NA, SAO PAULO                                                     CLC
                     The First National Bank of Boston Agreement 1/5/88                           CBLC
                     Omnibus Amendment 2/22/94
                     Amendment 7/29/96

BULGARIA             ING BANK NV, SOFIA                                                           BNB
                     ING Bank N.V. Agreement 9/15/97                                              CDAD

CANADA               ROYAL BANK OF CANADA (RBC)                                                   Bank of Canada
                     The Royal Bank of Canada Agreement 2/23/96                                   CDS

CHILE                CITIBANK NA, SANTIAGO                                                        DCV
                     Citibank, N.A., New York Agt. 7/16/81
                     New York Agreement Amendment 8/31/90
                     New York Agreement Amendment 7/26/96

CHINA                STANDARD CHARTERED BANK (SCB), SHANGHAI                                      SSCCRC
                     Standard Chartered Bank Agreement 2/18/92
                     Omnibus Amendment 6/13/94
                     Appendix 4/8/96

CHINA                STANDARD CHARTERED BANK (SCB), SHENZHEN                                      SSCC
                     Standard Chartered Bank Agreement 2/18/92
                     Omnibus Amendment 6/13/94
                     Appendix 4/8/96

COLOMBIA             CITITRUST COLOMBIA SA, SOCIEDAD FIDUCIARIA FOR CITIBANK NA                   DCV
                     Citibank, N.A., New York Agt. 7/16/81                                        DECEVAL
                     New York Agreement Amendment 8/31/90
                     New York Agreement Amendment 7/26/96
                     Citibank, N.A./Cititrust Colombia Agreement 12/2/91
                     Citibank, N.A. Subsidiary Amendment 10/19/95

COSTA RICA           BANCO BCT SA                                                                 CEVAL
                     Master Subcustodian Agreement 8/10/98
                    ***Requires additional documentation prior to investment.***

COUNTRY                SUBCUSTODIAN                                                                 DEPOSITORIES
-------                ------------                                                                 ------------
CROATIA                BANK AUSTRIA CREDITANSTALT CROATIA DD FOR BANK AUSTRIA AG                    SDA
                       Creditanstalt Bankverein Agreement 12/18/89                                  CNB
                       Omnibus Amendment 1/17/94                                                    Ministry of Finance
                       Creditanstalt AG / Bank Austria Creditanstalt Croatia d.d. Agt. 9/1/98

CYPRUS                 THE CYPRUS POPULAR BANK LTD. (aka Laiki Bank)                                None
                       Cyprus Popular Bank Ltd. Agt. 2/18/98
                       ***Requires additional documentation prior to investment.***

CZECH REPUBLIC         CITIBANK AS FOR CITIBANK NA                                                  CNB-TKD System
                       Citibank, N.A., New York Agt. 7/16/81                                        SCP
                       New York Agreement Amendment 8/31/90
                       New York Agreement Amendment 7/26/96
                       Citibank NA / Citibank AS Agreement 6/24/96

DENMARK                DANSKE BANK                                                                  VP
                       Den Danske Bank Agreement 1/1/89
                       Omnibus Amendment 12/1/93

ECUADOR                CITIBANK NA, QUITO                                                           DECEVALE
                       Citibank, N.A., New York Agt. 7/16/81
                       New York Agreement Amendment 8/31/90
                       New York Agreement Amendment 7/26/96
                       Citibank, Quito Side Letter 7/3/95

EGYPT                  CITIBANK NA, CAIRO                                                           MCSD
                       Citibank, N.A., New York Agt. 7/16/81
                       New York Agreement Amendment 8/31/90
                       New York Agreement Amendment 7/26/96

ESTONIA                HANSAPANK, TALLINN FOR MERITA BANK                                           ECDSL
                       Merita Bank Agreement 12/1/97
                       ***Requires additional documentation prior to investment.***

FINLAND                MERITA BANK PLC                                                              FCSD
                       Union Bank of Finland Agreement 2/27/89
                       Omnibus Amendment 4/6/94

FRANCE                 CREDIT AGRICOLE INDOSUEZ (CAI)                                               BdF
                       Banque Indosuez Agreement 7/19/90                                            SICOVAM
                       Omnibus Amendment 3/10/94

COUNTRY              SUBCUSTODIAN                                                               DEPOSITORIES
-------              ------------                                                               ------------
GERMANY              DRESDNER BANK AG                                                           CBF
                     Dresdner Bank Agreement 10/6/95

GHANA                BARCLAYS BANK OF GHANA LTD.                                                None
                     Master Subcustodian Agreement Pending

GHANA                MERCHANT BANK (GHANA) LIMITED FOR STANDARD BANK OF SOUTH                   None
                     AFRICA (SBSA)
                     Standard Bank of South Africa Agreement 3/11/94
                     ***Requires additional documentation prior to investment.***

GREECE               CITIBANK NA, ATHENS                                                        CSD
                     Citibank, N.A., New York Agt. 7/16/81                                      BoG
                     New York Agreement Amendment 8/31/90
                     New York Agreement Amendment 7/26/96

HONG KONG            STANDARD CHARTERED BANK (SCB), HONG KONG                                   CMU
                     Standard Chartered Bank Agreement 2/18/92                                  HKSCC
                     Omnibus Amendment 6/13/94
                     Appendix 4/8/96

HUNGARY              CITIBANK BUDAPEST RT. FOR CITIBANK NA                                      KELER Ltd
                     Citibank, N.A., New York Agt. 7/16/81
                     New York Agreement Amendment 8/31/90
                     New York Agreement Amendment 7/26/96
                     Citibank, N.A. Subsidiary Amendment 10/19/95
                     Citibank, N.A. / Citibank Budapest Agreement 6/23/92
                     Citibank, N.A. / Citibank Budapest Amendment 9/29/92

INDIA                DEUTSCHE BANK AG, MUMBAI                                                   NSDL
                     Deutsche Bank Agreement 8/21/96                                            CDSL
                     Deutsche Bank Agreement 2/19/96

INDONESIA            CITIBANK NA, JAKARTA                                                       PT KSEI
                     Citibank, N.A., New York Agt. 7/16/81
                     New York Agreement Amendment 8/31/90
                     New York Agreement Amendment 7/26/96

IRELAND              ALLIED IRISH BANKS PLC (AIB)                                               CREST
                     Allied Irish Banks Agreement 1/10/89                                       CBISSO
                     Omnibus Amendment 4/8/94

COUNTRY              SUBCUSTODIAN                                                                DEPOSITORIES
-------              ------------                                                                ------------
ISRAEL               BANK HAPOALIM BM                                                            TASECH
                     Bank Hapoalim Agreement 8/27/92

ITALY                BANCA COMMERCIALE ITALIANA (BCI)                                            BOI
                     Banca Commerciale Italiana Agreement 5/8/89                                 Monte Titoli S.P.A.
                     Agreement Amendment 10/8/93
                     Omnibus Amendment 12/14/93

IVORY COAST          SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE FOR SOCIETE                    DCBR
                     GENERALE
                     Societe Generale Agreement 10/6/98

JAPAN                SUMITOMO BANK, LTD.                                                         BoJ
                     Sumitomo Bank Limited Agreement 3/16/98                                     JASDEC

JORDAN               HSBC BANK MIDDLE EAST, JORDAN FOR HONGKONG & SHANGHAI                       None
                     BANKING CORP. (HSBC)
                     Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                     Omnibus Supplement 12/29/93
                     Schedule 5/14/96
                     BBME Supplement 5/14/96
                     Side letter Agreement dated 7/28/97

KENYA                STANBIC BANK KENYA LIMITED FOR STANDARD BANK OF SOUTH AFRICA                None
                     (SBSA)
                     Standard Bank of South Africa Agreement 3/11/94
                     Subsidiary Amendment 9/29/97

KOREA                CITIBANK NA, SEOUL                                                          KSD
                     Citibank, N.A., New York Agt. 7/16/81
                     New York Agreement Amendment 8/31/90
                     New York Agreement Amendment 7/26/96
                     Citibank, Seoul Agreement Supplement 10/28/94

LATVIA               HANSABANK, RIGA FOR MERITA BANK                                             Bank of Latvia
                     Merita Bank Agreement 12/1/97                                               LCD

LATVIA               MERITA BANK PLC, RIGA                                                       Bank of Latvia
                     Union Bank of Finland Agreement 2/27/89                                     LCD
                     Omnibus Amendment 4/6/94
                     Side Letter Agreement pending

COUNTRY               SUBCUSTODIAN                                                              DEPOSITORIES
-------               ------------                                                              ------------
LEBANON               HSBC BANK MIDDLE EAST, LEBANON FOR HONGKONG & SHANGHAI                    Midclear
                      BANKING CORP. (HSBC)
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96
                      BBME Supplement 5/14/96
                      Side letter Agreement dated 7/28/97

LITHUANIA             VILNIAUS BANKAS, VILNIUS FOR MERITA BANK                                  CSDL
                      Merita Bank Agreement 12/1/97
                      ***Requires additional documentation prior to investment.***

LUXEMBOURG            KREDIETBANK LUXEMBOURG (KBL)                                              CBL
                      Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA              HSBC BANK MALAYSIA BERHAD (HBMB) FOR HONGKONG SHANGHAI                    BNM
                      BANKING CORP. (HSBC)                                                      MCD
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96
                      Malaysia Subsidiary Supplement 5/23/94
                      Side letter Agreement dated 7/28/97

MAURITIUS             HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC), PORT LOUIS                 CDS
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

MEXICO                BANCO SANTANDER MEXICANO SA (BSM) FOR BANCO DE SANTANDER                  Banxico
                      Banco de Santander Agreement 12/14/88                                     Indeval
                      Subsidiary Amendment 10/18/96

MOROCCO               CITIBANK MAGHREB, CASABLANCA FOR CITIBANK NA                              MCLR
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Side Letter Agreement pending

NAMIBIA               STANDARD BANK NAMIBIA FOR STANDARD BANK OF SOUTH AFRICA                   None
                      (SBSA)
                      Standard Bank of South Africa Agreement 3/11/94
                      Subsidiary Amendment 10/3/96

NETHERLANDS           FORTIS BANK                                                               NECIGEF
                      MeesPierson NV Agreement 6/4/99

COUNTRY               SUBCUSTODIAN                                                                DEPOSITORIES
-------               ------------                                                                ------------
NEW ZEALAND           NATIONAL AUSTRALIA BANK LTD. (NAB), AUCKLAND                                NZCSD
                      National Australia Bank Agt. 5/1/85
                      Agreement Amendment 2/13/92
                      Omnibus Amendment 11/22/93
                      New Zealand Addendum 3/7/89

NIGERIA               STANBIC MERCHANT BANK NIGERIA LIMITED FOR STANDARD BANK OF                  CSCS Ltd.
                      SOUTH AFRICA (SBSA)
                      Standard Bank of South Africa Agreement 3/11/94
                      Subsidiary Amendment 10/3/96

NORWAY                DEN NORSKE BANK                                                             VPS
                      Den norske Bank Agreement 11/16/94

OMAN                  HSBC BANK MIDDLE EAST, OMAN FOR HONGKONG & SHANGHAI BANKING                 MDSRC
                      CORP. LTD. (HSBC)
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96
                      BBME Supplement 5/14/96
                      Side letter Agreement dated 7/28/97

PAKISTAN              STANDARD CHARTERED BANK (SCB), KARACHI                                      CDC
                      Standard Chartered Bank Agreement 2/18/92
                      Omnibus Amendment 6/13/94
                      Appendix 4/8/96

PANAMA                BANKBOSTON NA, PANAMA CITY                                                  LatinClear
                      The First National Bank of Boston Agreement 1/5/88
                      Omnibus Amendment 2/22/94
                      Amendment 7/29/96
                      Panama Amendment 10/17/96
                      ***Requires additional documentation prior to investment.***

PERU                  CITIBANK NA, LIMA                                                           CAVALI
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96

PHILIPPINES           CITIBANK NA, MANILA                                                         PCD
                      Citibank, N.A., New York Agt. 7/16/81                                       ROSS
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96

POLAND                CITIBANK (POLAND) SA FOR CITIBANK NA                                        CRBS
                      Citibank, N.A., New York Agt. 7/16/81                                       NDS
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank Subsidiary Amendment 10/30/95
                      Citibank, N.A. / Citibank Poland S.A. Agt. 11/6/92

COUNTRY               SUBCUSTODIAN                                                                DEPOSITORIES
-------               ------------                                                                ------------
PORTUGAL              BANCO COMERCIAL PORTUGUES SA (BCP)                                          CVM
                      Banco Comercial Portugues 5/18/98

ROMANIA               ING BANK NV, BUCHAREST                                                      BSE
                      ING Bank N.V. Agreement 9/29/97                                             NBR
                                                                                                  SNCDD

RUSSIA                CREDIT SUISSE FIRST BOSTON AO (CSFB AO) FOR CREDIT SUISSE,                  VTB
                      ZURICH
                      Credit Suisse, Zurich Agreement 4/30/96
                      ***Requires signed Amendment to the Custodian
                      Agreement prior to investment.***

RUSSIA                CITIBANK T/O FOR CITIBANK NA                                                VTB
                      Citibank, N.A., New York Agt. 7/16/81                                       NDC
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank, N.A. Subsidiary Amendment 10/19/95
                      Citibank N.A. / Citibank T/O Agt. 6/16/97
                      Side Letter Agt. 8/18/97
                      ***Requires signed Amendment to the Custodian Agreement
                      prior to investment.***

SINGAPORE             STANDARD CHARTERED BANK (SCB), SINGAPORE                                    CDP
                      Standard Chartered Bank Agreement 2/18/92
                      Omnibus Amendment 6/13/94
                      Appendix 4/8/96

SLOVAKIA              ING BANK NV, BRATISLAVA                                                     NBS
                      ING Bank N.V. Agreement 9/1/98                                              SCP

SLOVENIA              BANK AUSTRIA CREDITANSTALT DD LJUBLJANA                                     KDD
                      Creditanstalt Bankverein Agreement
                      12/18/89
                      Omnibus Amendment 1/17/94
                      Master Subcustodian Agreement 4/17/98
                      Amendment dated 4/17/98
                      Amendment dated 10/14/98

SOUTH AFRICA          STANDARD BANK OF SOUTH AFRICA (SBSA)                                        CDL
                      Standard Bank of South Africa Agreement 3/11/94                             STRATE

SPAIN                 BANCO SANTANDER CENTRAL HISPANO SA (BSCH)                                   Banco de Espana
                      Banco de Santander Agreement 12/14/88                                       SCL

COUNTRY                SUBCUSTODIAN                                                            DEPOSITORIES
-------                ------------                                                            ------------
SRI LANKA              HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC), COLOMBO                  CDS
                       Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                       Omnibus Supplement 12/29/93
                       Schedule 5/14/96

SWAZILAND              STANDARD BANK SWAZILAND LTD FOR STANDARD BANK OF SOUTH                  None
                       AFRICA (SBSA)
                       Standard Bank of South Africa Agreement 3/11/94
                       Subsidiary Amendment 9/29/97

SWEDEN                 SKANDINAVISKA ENSKILDA BANKEN (SEB)                                     VPC
                       Skandinaviska Enskilden Banken Agreement 2/20/89
                       Omnibus Amendment 12/3/93

SWITZERLAND            UBS AG                                                                  SIS
                       Union Bank of Switzerland Agreement 12/20/88
                       Omnibus Amendment 11/29/94

TAIWAN                 CHASE MANHATTAN BANK, TAIPEI                                            TSCD
                       Chase Manhattan Bank Agreement 8/2/96

THAILAND               HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC), BANGKOK                  TSDC
                       Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                       Omnibus Supplement 12/29/93
                       Schedule 5/14/96

TRANSNATIONAL          BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)                                 CBL
                                                                                               Euroclear

TURKEY                 CITIBANK NA, ISTANBUL                                                   CBT
                       Citibank, N.A., New York Agt. 7/16/81                                   Takasbank
                       New York Agreement Amendment 8/31/90
                       New York Agreement Amendment 7/26/96

UKRAINE                ING BANK UKRAINE                                                        MFS
                       ING Bank Agreement 8/21/98                                              NBU

COUNTRY                 SUBCUSTODIAN                                                             DEPOSITORIES
-------                 ------------                                                             ------------
UNITED KINGDOM          HSBC BANK PLC                                                            CMO
                        Midland Bank Agreement 8/8/90                                            CREST
                        Omnibus Amendment 12-15-93

URUGUAY                 BANKBOSTON NA, MONTEVIDEO                                                None
                        The First National Bank of Boston Agreement 1/5/88
                        Omnibus Amendment 2/22/94
                        Amendment 7/29/96

VENEZUELA               CITIBANK NA, CARACAS                                                     CVV
                        Citibank, N.A., New York Agt. 7/16/81
                        New York Agreement Amendment 8/31/90
                        New York Agreement Amendment 7/26/96

ZAMBIA                  STANBIC BANK ZAMBIA LTD FOR STANDARD BANK OF SOUTH AFRICA                BoZ
                        (SBSA)                                                                   CSD
                        Standard Bank of South Africa Agreement 3/11/94
                        Subsidiary Amendment 10/3/96

ZIMBABWE                STANBIC BANK ZIMBABWE LTD FOR STANDARD BANK OF SOUTH AFRICA              None
                        (SBSA)
                        Standard Bank of South Africa Agreement 3/11/94
                        Subsidiary Amendment 10/3/96

NOTES:

1.) THE DEPOSITORIES IN PANAMA AND VENEZUELA ARE PRESENTLY ELECTIVE. IT IS NOT THE CURRENT INTENTION OF BROWN BROTHERS HARRIMAN & CO. TO USE SUCH DEPOSITORIES UNLESS THEIR USE BECOMES COMPULSORY. EUROCLEAR IS COMPULSORY FOR FIXED INCOME OBLIGATIONS AND ELECTIVE FOR EQUITIES. CURRENTLY, BROWN BROTHERS HARRIMAN & CO. USES EUROCLEAR FOR SETTLEMENT OF EQUITIES WHERE WE ARE INSTRUCTED TO DO SO. WE DO NOT USE EUROCLEAR FOR THE ONGOING SAFEKEEPING OF EQUITIES.

2.) IF YOU ARE AUTHORIZING INVESTMENT IN COSTA RICA, CYPRUS, ESTONIA, GHANA, LITHUANIA, OR NIGERIA, THESE ARRANGEMENTS ARE THE SUBJECT OF ADDITIONAL INFORMATION IN SCHEDULE A TO THE FCM REPORT.

3.) THIS APPENDIX REFLECTS CHANGES TO THE LISTED MARKETS, SUBCUSTODIANS AND/OR CENTRAL DEPOSITORIES WHICH HAVE BEEN REPORTED WITHIN THE FCM REPORT(S) THROUGH THE DATE REFERENCED IN THE LOWER LEFT HAND CORNER OF THIS APPENDIX.


I HEREBY CERTIFY THAT THE BOARD OR ITS DELEGATE HAS APPROVED THE COUNTRIES AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX


--------------------------------------------
                SIGNATURE

NAME:
TITLE:
DATE: